EXHIBIT 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On April 18, 2025, Outdoor Holding Company (the “Company”) announced that it completed the sale to Olin Winchester, LLC, a Delaware limited liability company (“Buyer”), of all assets of AMMO Technologies, Inc., an Arizona corporation (“AMMO Tech”), Enlight Group II, LLC d/b/a Jagemann Munition Components d/b/a Buythebullets, a Delaware limited liability company (“Enlight”), and Firelight Group I, LLC, a Delaware limited liability company (“Firelight”, and together with AMMO Tech and Enlight, collectively, the “Sellers” and each a “Seller”, and the Sellers together with the Company, the “Seller Group”) related to the Sellers’ business of designing, manufacturing, marketing, distributing and selling ammunition and ammunition components (collectively, the “Ammunition Manufacturing Business”), along with certain assets of the Company related to the Ammunition Manufacturing Business, and that the Buyer assumed certain liabilities of the Seller Group related to the Ammunition Manufacturing Business, for a gross purchase price of $75,000,000, subject to certain adjustments, including for estimated net working capital and real property costs and prorations and additional adjustments contemplated by the First Amendment (the “First Amendment”) to that certain Asset Purchase Agreement by and among the Seller Group and Buyer, dated January 20, 2025 (the “Purchase Agreement” and the sale of the Ammunition Manufacturing Business, the “Transaction”), in accordance with the terms of the Purchase Agreement, as amended by the First Amendment. The assets acquired, and the liabilities assumed, by Buyer were those primarily related to the Ammunition Manufacturing Business, including the Ammunition Manufacturing Business’ dedicated manufacturing facility in Manitowoc, Wisconsin. In addition, the Company entered into certain related transaction agreements at the closing, including a transition services agreement and other customary agreements.

The following unaudited pro forma condensed consolidated financial statements were derived from the historical consolidated financial statements of the Company, which were prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP"). The unaudited pro forma condensed consolidated financial information has been prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma condensed consolidated financial statements were prepared for illustrative and informational purposes only and are not intended to represent what the Company’s results of operations or financial position would have been had the Transaction occurred on the dates indicated. The unaudited pro forma condensed consolidated financial statements also should not be considered indicative of the Company's future results of operations or financial position. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The Accounting and financial reporting in these unaudited pro forma condensed consolidated financial information is based on its preliminary assessment of the appropriate application of accounting principles generally accepted in the U.S. (“U.S. GAAP”). The final application of U.S. GAAP to the Transaction may differ from what is presented in these unaudited pro forma condensed consolidated financial information.

The unaudited pro forma condensed consolidated financial statements as of and for the nine months ended December 31, 2024, have been derived from the historical unaudited consolidated financial statements of the Company, included in the Quarterly Report on Form 10-Q for the quarter ended December 31, 2024, filed with the Securities and Exchange Commission (the “SEC”) on May 20, 2025. The unaudited pro forma condensed consolidated financial statements for the years ended March 31, 2024, 2023 and 2022 have been derived from the historical audited consolidated financial statements of the Company, included in the Annual Report on Form 10-K/A filed with the SEC on May 20, 2025. The unaudited pro forma condensed consolidated financial statements and accompanying notes should be read in conjunction with the Company's historical consolidated financial statements and accompanying notes.

The unaudited pro forma condensed consolidated statement of operations for the nine months ended December 31, 2024, and for the years ended March 31, 2024, 2023 and 2022 reflect pro forma results as if the Transaction occurred on April 1, 2021. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2024 gives effect to the Transaction as if it had occurred on that date. In addition, the unaudited pro forma condensed consolidated statements of operations for the three months ended December 31, 2024, and the year ended March 31, 2024, reflect certain adjustments that are incremental to those related to the Transaction discussed above, described herein, as if they occurred on April 1, 2023. In our future public filings, the historical financial results of the Ammunition Manufacturing Business will be reflected in the Company’s consolidated financial statements as discontinued operations under U.S. generally accepted accounting principles (“GAAP”) for all periods.

Beginning in the fourth quarter of 2025, the criteria under ASC 205-20, Presentation of Financial Statements ("ASC 205-20"), for discontinued operations were met, and the Company will present the Transaction as a discontinued operation in future Quarterly Reports on Form 10-Q and in future Annual Reports on Form 10-K. The Company believes the adjustments included within the "Discontinued Operations of the Ammunition Manufacturing Business" column of the unaudited pro forma condensed consolidated financial statements are consistent with the guidance for discontinued operations under GAAP.

The following unaudited pro forma condensed consolidated statements of operations and unaudited pro forma condensed consolidated balance sheet reflect the following transactions in conjunction with the Transaction:

•
Discontinued Operations of the Ammunition Manufacturing Business:
▪
The historical financial results directly attributable to the Ammunition Manufacturing Business in accordance with ASC 205
•
Other Separation Adjustments:
▪
Estimated accrued one-time transaction costs;
▪
A transition services agreement ("TSA Agreement") for a time period of three months.

The unaudited pro forma condensed consolidated financial statements do not contain any autonomous entity adjustments or potential synergies or dis-synergies that may occur in connection with the Transaction.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the notes thereto.

OUTDOOR HOLDING COMPANY

CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEETS

AS OF DECEMBER 31, 2024

(UNAUDITED)

		Pro Forma Transaction Accounting Adjustments
	As Reported	Discontinued Operations of the Ammunition Manufacturing Business (a)	Notes	Other Separation Adjustments	Notes	Pro Forma

ASSETS
Current Assets:
Cash and cash equivalents	$31,921,690	$-		$42,946,905	(b)	$74,868,595
Accounts receivable, net	16,961,800	(7,166,316)		-		9,795,484
Inventories	47,207,283	(47,207,283)		-		-
Prepaid expenses	2,734,319	(522,469)		-		2,211,850
Total Current Assets	98,825,092	(54,896,068)		42,946,905		86,875,929

Equipment, net	57,432,142	(51,343,501)		-		6,088,641

Other Assets:
Deposits	399,910	(372,667)		-		27,243
Patents, net	4,350,444	(4,350,444)		-		-
Other intangible assets, net	101,922,126	-		-		101,922,126
Goodwill	90,870,094	-		-		90,870,094
Right of use assets - operating leases	1,588,871	-		-		1,588,871
TOTAL ASSETS	$355,388,679	$(110,962,680)		$42,946,905		$287,372,904

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
Accounts payable	21,521,364	$(3,049,885)		$-		$18,471,479
Accrued liabilities	19,796,290	228,088		4,477,254	(d)	24,501,632
Current portion of operating lease liability	522,884	-		-		522,884
Current portion of construction note payable	281,947	(281,947)		-		-
Insurance premium note payable	233,001	-		-		233,001
Total Current Liabilities	42,355,486	(3,103,744)		4,477,254		43,728,996

Long-term Liabilities:
Contingent consideration payable	40,032	(40,032)		-		-
Construction note payable, net of unamortized issuance costs	10,605,998	(10,605,998)		-		-
Operating lease liability, net of current portion	1,158,033	-		-		1,158,033
Income Tax Payable	1,609,520	-		-		1,609,520
Total Liabilities	55,769,069	(13,749,774)		4,477,254		46,496,549

Shareholders' Equity:
Series A cumulative perpetual preferred Stock 8.75%	1,400	-		-		1,400
Common stock	116,508	-		-		116,508
Additional paid-in capital	433,646,783	-		-		433,646,783
Accumulated deficit	(125,579,680)	(97,212,906)		38,469,651		(184,322,935)
Treasury Stock	(8,565,401)	-		-		(8,565,401)
Total Shareholders' Equity	299,619,610	(97,212,906)		38,469,651		240,876,355
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$355,388,679	$(110,962,680)		$42,946,905		$287,372,904

OUTDOOR HOLDING COMPANY

CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2024

(UNAUDITED)

		Pro Forma Transaction Accounting Adjustments
	As Reported	Discontinued Operations of the Ammunition Manufacturing Business (a)	Notes	Other Separation Adjustments	Notes	Pro Forma

Net Revenues
Ammunition sales	$41,647,834	$(41,647,834)		$-		$-
Marketplace revenue	36,786,879	-		-		36,786,879
Casing sales	13,125,924	(13,125,924)		-		-
	91,560,637	(54,773,758)		-		36,786,879

Cost of revenues	66,766,584	(61,845,249)		-		4,921,335
Gross profit	24,794,053	7,071,491		-		31,865,544

Operating Expenses
Selling and marketing	922,466	(682,097)		-		240,369
Corporate general and administrative	47,783,353	(10,359,635)		-		37,423,718
Employee salaries and related expenses	14,911,713	(1,915,593)		-		12,996,120
Depreciation and amortization expense	10,167,903	(35,866)		-		10,132,037
Total operating expenses	73,785,435	(12,993,191)		-		60,792,244
Loss from operations	(48,991,382)	20,064,682		-		(28,926,700)

Other Income
Other income	616,790	-		-		616,790
Interest expense	(534,787)	398,385		-		(136,402)
Total other income (expense)	82,003	398,385		-		480,388

Loss before income taxes	(48,909,379)	20,463,067		-		(28,446,312)

Provision for income taxes	4,407,491	1,560,923		-		5,968,414

Net loss	(53,316,870)	18,902,144		-		(34,414,726)

Preferred stock dividend	(2,339,411)	-		-		(2,339,411)

Net loss attributable to common stock shareholders	$(55,656,281)	$(18,902,144)		$-		$(36,754,137)

Basic and diluted loss per share of common stock	$(0.47)					$(0.31)

Weighted average number of shares outstanding - basic and diluted	118,012,373					118,012,373

OUTDOOR HOLDING COMPANY

CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2024

(UNAUDITED)

		Pro Forma Transaction Accounting Adjustments
	As Reported	Discontinued Operations of the Ammunition Manufacturing Business (a)	Notes	Other Separation Adjustments	Notes	Pro Forma

Net Revenues
Ammunition sales	$69,390,801	$(69,390,801)		$-		$-
Marketplace revenue	53,942,076	-		-		53,942,076
Casing sales	21,721,695	(21,721,695)		-		-
	145,054,572	(91,112,496)		-		53,942,076

Cost of revenues	102,479,087	(94,818,546)		-		7,660,541
Gross profit	42,575,485	3,706,050		-		46,281,535

Operating Expenses
Selling and marketing	1,370,079	(1,179,659)		-		190,420
Corporate general and administrative	29,583,274	(6,338,210)		(191,244)	(c)	23,053,820
Employee salaries and related expenses	17,700,002	2,840,758		4,477,254	(d)	25,018,014
Depreciation and amortization expense	13,542,791	(508,485)		-		13,034,306
Total operating expenses	62,196,146	(5,185,596)		4,286,010		61,296,560
Loss from operations	(19,620,661)	8,891,646		(4,286,010)		(15,015,025)

Other Expenses
Other income	(332,593)	158,146		-		(174,447)
Interest expense	(446,473)	765,457		-		318,984
Total other expense	(779,066)	923,603		-		144,537

Loss before income taxes	(20,399,727)	9,815,249		(4,286,010)		(14,870,488)

Provision for income taxes	(3,806,118)	2,857,286		-		(948,832)

Net Loss	(16,593,609)	6,957,963		(4,286,010)		(13,921,656)

Preferred atock dividend	(3,122,049)	-		-		(3,122,049)

Net Loss attributable to common stock shareholders	$(19,715,658)	$6,957,963		$(4,286,010)		$(17,043,705)

Basic and diluted loss per share of common stock	$(0.17)					$(0.14)

Weighted average number of shares outstanding - basic and diluted	118,249,486					118,249,486

OUTDOOR HOLDING COMPANY

CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2023

(UNAUDITED)

		Pro Forma Transaction Accounting Adjustments
	As Reported	Discontinued Operations of the Ammunition Manufacturing Business (a)	Notes	Pro Forma

Net Revenues
Ammunition sales	$114,116,044	$114,116,044		$-
Marketplace revenue	63,149,673	-		63,149,673
Casing sales	14,174,084	14,174,084		-
	191,439,801	128,290,128		63,149,673

Cost of revenues	136,078,488	126,961,549		9,116,939
Gross profit	55,361,313	1,328,579		54,032,734

Operating Expenses
Selling and marketing	4,729,540	2,542,074		2,187,466
Corporate general and administrative	24,979,661	6,014,380		18,965,281
Employee salaries and related expenses	19,820,917	2,008,625		17,812,292
Depreciation and amortization expense	13,278,762	578,326		12,700,436
Total operating expenses	62,808,880	11,143,405		51,665,475
Income/(loss) from operations	(7,447,567)	(9,814,826)		2,367,259

Other Expenses
Other income	25,181	39,049		(13,868)
Interest expense	(632,062)	(554,256)		(77,806)
Total other expense	(606,881)	(515,207)		(91,674)

Income/(loss) before income taxes	(8,054,448)	(10,330,033)		2,275,585

Provision for income taxes	712,239	2,059,294		(1,347,055)

Net income (loss)	(8,766,687)	-		3,622,640

Preferred stock dividend	(3,105,034)	-		(3,105,034)

Net income/(loss) attributable to common stock shareholders	$(11,871,721)	$(12,389,327)		$517,606

Basic income/(loss) per share of common stock	$(0.10)			$0.00
Diluted income/(loss) per share of common stock	$(0.10)			$0.00

Weighted average number of shares outstanding - basic	117,177,885			117,177,885

OUTDOOR HOLDING COMPANY

CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2022

(UNAUDITED)

		Pro Forma Transaction Accounting Adjustments
	As Reported	Discontinued Operations of the Ammunition Manufacturing Business (a)	Notes	Pro Forma

Net Revenues
Ammunition sales	$161,459,025	$(161,459,025)		$-
Marketplace revenue	64,608,516	-		64,608,516
Casing sales	14,201,625	(14,201,625)		-
	240,269,166	(175,660,650)		64,608,516

Cost of revenues	151,552,941	(142,820,591)		8,732,350
Gross profit	88,716,225	(32,840,059)		55,876,166

Operating Expenses
Selling and marketing	7,310,216	(6,768,376)		541,840
Corporate general and administrative	24,120,483	(4,849,635)		19,270,848
Employee salaries and related expenses	15,034,409	(4,808,605)		10,225,804
Depreciation and amortization expense	13,725,065	(1,602,695)		12,122,370
Total operating expenses	60,190,173	(18,029,311)		42,160,862
Income/(loss) from operations	28,526,052	(14,810,748)		13,715,304

Other Expenses
Other income	21,840	-		21,840
Interest expense	(637,797)	639,184		1,387
Total other expense	(615,957)	639,184		23,227

Income/(loss) before income taxes	27,910,095	(14,171,564)		13,738,531

Provision for income taxes	2,042,918	(5,753,241)		(3,710,323)

Net income (loss)	25,867,177	-		17,448,854

Preferred stock dividend	(2,668,649)	-		(2,668,649)

Net income/(loss) attributable to common stock shareholders	$23,198,528	$(8,418,323)		$14,780,205

Basic income per share of common stock:	$0.21			$0.13

Diluted income per share of common stock:	$0.20			$0.13

Weighted average number of shares outstanding - basic	112,328,680			112,328,680
Weighted average number of shares outstanding - diluted	114,825,835			114,825,835

OUTDOOR HOLDING COMPANY

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

1. Basis of Presentation

The unaudited pro forma condensed consolidated financial information is prepared based on the Company’s historical consolidated financial statements and pursuant to Article 11 of Regulation S-X, adjusted for certain transaction accounting adjustments listed in the Note 2 below. Actual adjustments, however, may differ materially from the information presented.

In addition, the Company does not expect a material income tax impact resulting from the Transaction as it maintains a full valuation allowance on all of its deferred tax assets due to its history of losses.

2. Pro Forma Adjustments

The unaudited pro forma condensed consolidated financial information reflects the following adjustments:

a)
The "Discontinued Operations of the Ammunition Manufacturing Business" column in the unaudited pro forma condensed consolidated financial statements represents the historical financial results directly attributable to the Ammunition Manufacturing Business in accordance with ASC 205.
b)
The increase to cash and cash equivalents of $42.3 million represents the proceeds received from the sale, consisting of $75.0 million of contractual consideration less $19.0 million in working capital adjustments, These proceeds were partially offset by transactions costs paid at the closing of $2.3 million and $11.4 million to repay the construction note payable on the Manitowoc, WI facility that was sold as part of the Transaction and the taxes associated with that sale.
c)
In conjunction with the Transaction, the Company entered into a transition services agreement with the Buyer (the "TSA Agreement"). Under the terms of the TSA Agreement, the Company provided certain back office post-closing services on a transitional basis for three months. The adjustment reflects the fees received under the TSA Agreement for performing the back office pot-closing services as if the three months of services provided began on April 1, 2023.
d)
Other separation adjustments of $3.3 million and transaction bonuses of $1.2 million which were incurred and expensed by the Company in conjunction with the Transaction.